SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018

Revenue:
Rental income (see components on page 4)	$159,519	$173,123	$633,633	$690,432
Other income (see components on page 4)	10,504	9,826	27,851	27,047
Total revenues	170,023	182,949	661,484	717,479

Expenses:
Property operating	(39,460)	(38,237)	(154,328)	(148,433)
Real estate taxes	(21,133)	(21,385)	(82,139)	(86,665)
Advertising and promotion	(3,272)	(3,184)	(9,513)	(9,070)
Total recoverable expenses	(63,865)	(62,806)	(245,980)	(244,168)
Depreciation and amortization	(62,178)	(61,696)	(271,320)	(257,796)
General and administrative	(11,728)	(9,121)	(51,187)	(39,090)
Ground rent	(224)	(197)	(837)	(789)
Impairment loss	(6,320)	—	(35,256)	—
Total operating expenses	(144,315)	(133,820)	(604,580)	(541,843)

Interest expense, net	(38,576)	(36,360)	(153,382)	(141,987)
Gain on disposition of interests in properties, net	12,317	4,494	38,373	24,602
Gain on extinguishment of debt, net	24,747	51,395	63,660	51,395
Income and other taxes	(831)	(673)	(1,296)	(1,532)
Income (loss) from unconsolidated entities, net	503	851	(1,499)	541

Net income	23,868	68,836	2,760	108,655
Net income (loss) attributable to noncontrolling interests	3,260	10,321	(1,514)	15,051
Net income attributable to the Company	20,608	58,515	4,274	93,604
Less: Preferred share dividends	(3,508)	(3,508)	(14,032)	(14,032)
Net income (loss) attributable to common shareholders	$17,100	$55,007	$(9,758)	$79,572

Earnings (loss) per common share, basic and diluted	$0.09	$0.29	$(0.05)	$0.42

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	December 31,	December 31,
	2019	2018
Assets:
Investment properties at cost	$5,787,126	$5,879,637
Construction in progress	115,280	35,068
	5,902,406	5,914,705
Less: accumulated depreciation	2,397,736	2,283,764
	3,504,670	3,630,941

Cash and cash equivalents	41,421	42,542
Tenant receivables and accrued revenue, net (see components on page 3)	82,762	85,463
Investment in and advances to unconsolidated entities, at equity	417,092	433,207
Deferred costs and other assets (see components on page 3)	205,034	169,135
Total assets	$4,250,979	$4,361,288

Liabilities:
Mortgage notes payable	$1,115,608	$983,269
Notes payable	957,566	982,697
Unsecured term loans	686,642	685,509
Revolving credit facility	204,145	286,002
Other Indebtedness	97,601	—
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	260,904	253,862
Distributions payable	3,252	2,992
Cash distributions and losses in unconsolidated entities, at equity	15,421	15,421
Total liabilities	3,341,139	3,209,752

Redeemable noncontrolling interests	3,265	3,265

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,254,771	1,247,639
Accumulated deficit	(655,492)	(456,924)
Accumulated other comprehensive (loss) income	(5,525)	6,400
Total stockholders' equity	796,349	999,710
Noncontrolling interests	110,226	148,561
Total equity	906,575	1,148,271
Total liabilities, redeemable noncontrolling interests and equity	$4,250,979	$4,361,288

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	December 31,	December 31,
	2019	2018

Tenant receivables and accrued revenue, net:
Straight-line receivable, net of reserve	$42,061	$38,874
Tenant receivable	10,227	13,430
Unbilled receivables and other	41,988	42,365
Allowance for doubtful accounts, net	(11,514)	(9,206)
Total	$82,762	$85,463

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$53,729	$74,260
In place lease intangibles, net	27,538	38,453
Acquired above market lease intangibles, net	13,419	18,827
Right of use asset (1)	12,915	—
Mortgage and other escrow deposits	34,054	18,542
Seller financing receivable (2)	55,000	—
Prepaids, notes receivable and other assets, net	8,379	19,053
Total	$205,034	$169,135

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$165,469	$156,685
Below market lease intangibles, net	54,885	66,651
Lease liability (1)	12,915	—
Deferred revenues and deposits	27,635	30,526
Total	$260,904	$253,862

(1) The new lease accounting standard effective January 1, 2019 required recognition on the balance sheet, of certain leases, which primarily relate to our corporate offices and property ground leases.

(2) Relates to loan provided to Mall Ground Portfolio, LLC for the Perennial ground lease of Edison Mall, Great Lakes Mall, Irving Mall, and Jefferson Valley Mall on October 10, 2019.

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF RENTAL INCOME, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018

Components of Rental Income:
Base rent	$107,551	$114,559	$428,808	$460,764
Mark-to-market adjustment	957	995	6,382	8,971
Straight-line rents	1,040	475	4,695	3,629
Temporary tenant rents	6,098	7,192	17,207	18,805
Overage rent	3,879	4,062	9,501	9,313
Tenant reimbursements	41,530	45,976	172,948	191,319
Lease termination income	118	1,236	1,630	3,457
Change in estimate of collectibility of rental income	(1,654)	(1,372)	(7,538)	(5,826)
Total Rental Income	$159,519	$173,123	$633,633	$690,432

Components of Other Income:
Sponsorship and other ancillary property income	$4,892	$4,707	$11,016	$10,275
Fee income	3,013	2,483	11,682	9,527
Other	2,599	2,636	5,153	7,245
Total Other Income	$10,504	$9,826	$27,851	$27,047

Components of Corporate Overhead:
General & administrative - other	$8,004	$8,353	$34,866	$35,984
General & administrative - internal leasing costs (1)	3,724	768	16,321	3,106
Internal corporate overhead allocated to operating expense	6,197	5,707	23,792	21,541
Total Corporate Overhead	$17,925	$14,828	$74,979	$60,631

(1) Certain internal leasing costs that were previously deferred are expensed to general and administrative costs under the new lease accounting standard that became effective January 1, 2019.

SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Funds from Operations ("FFO"):
Net income	$23,868	$68,836	$2,760	$108,655
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)	(14,272)	(14,272)
Real estate depreciation and amortization, including joint venture impact	71,370	70,821	310,430	295,900
Noncontrolling interests portion of depreciation and amortization	(67)	(35)	(67)	(35)
Net income attributable to noncontrolling interest holders in properties	(45)	(76)	(45)	(76)
Impairment loss, including (gain) on disposition of interests in properties, net	1,594	(1,598)	26,586	(3,353)
FFO	$93,152	$134,380	$325,392	$386,819

Adjusted Funds from Operations:
FFO	$93,152	$134,380	$325,392	$386,819
Gain on extinguishment of debt, net of default interest	(23,098)	(50,422)	(62,011)	(50,422)
Adjusted FFO	$70,054	$83,958	$263,381	$336,397

Weighted average common shares outstanding - diluted	224,228	223,145	223,811	223,004

FFO per diluted share	$0.42	$0.60	$1.45	$1.73
Total adjustments	$(0.11)	$(0.22)	$(0.27)	$(0.22)
Adjusted FFO per diluted share	$0.31	$0.38	$1.18	$1.51

Non-cash items included in FFO:
Non-cash stock compensation expense	$1,915	$2,012	$7,837	$8,322
Straight-line adjustment as an increase to minimum rents (1)	$1,492	$791	$6,167	$4,945
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$485	$556	$1,938	$2,232
Fair value of debt amortized as a decrease to interest expense (1)	$926	$952	$3,700	$3,971
Loan fee amortization and bond discount (1)	$1,821	$1,798	$7,558	$8,436
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$1,437	$1,647	$10,257	$12,173
Non-real estate depreciation (1)	$2,267	$2,402	$9,106	$9,814

(1) Includes the pro-rata share of the joint venture properties.

SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2019	2018	Variance $		2019	2018	Variance $

Reconciliation of Comp NOI to Net Income:
Net Income	$23,868	$68,836	$(44,968)		$2,760	$108,655	$(105,895)

(Income) loss from unconsolidated entities	(503)	(851)	348		1,499	(541)	2,040
Income and other taxes	831	673	158		1,296	1,532	(236)
Gain on extinguishment of debt, net	(24,747)	(51,395)	26,648		(63,660)	(51,395)	(12,265)
Gain on disposition of interests in properties, net	(12,317)	(4,494)	(7,823)		(38,373)	(24,602)	(13,771)
Interest expense, net	38,576	36,360	2,216		153,382	141,987	11,395
Operating Income	25,708	49,129	(23,421)		56,904	175,636	(118,732)

Depreciation and amortization	62,178	61,696	482		271,320	257,796	13,524
Impairment loss	6,320	—	6,320		35,256	—	35,256
General and administrative	11,728	9,121	2,607		51,187	39,090	12,097
Fee income	(3,013)	(2,483)	(530)		(11,682)	(9,527)	(2,155)
Management fee allocation	17	152	(135)		140	157	(17)
Pro-rata share of unconsolidated joint ventures in comp NOI	18,022	18,483	(461)		70,463	72,348	(1,885)
Property allocated corporate expense	4,195	3,833	362		16,870	14,591	2,279
Non-comparable properties and other (1)	190	(2,555)	2,745		423	(5,512)	5,935
NOI from sold properties	(695)	(2,782)	2,087		(2,482)	(12,720)	10,238
Termination income	(118)	(1,236)	1,118		(1,630)	(3,457)	1,827
Straight-line rents	(1,040)	(475)	(565)		(4,695)	(3,629)	(1,066)
Ground lease adjustments for straight-line and fair market value	4	12	(8)		20	50	(30)
Fair market value and inducement adjustments to base rents	(894)	(991)	97		(6,194)	(8,952)	2,758
Less: Tier 2 and noncore properties (2)	(8,342)	(12,137)	3,795		(32,131)	(47,646)	15,515

Comparable NOI - Tier 1 and Open Air properties	$114,260	$119,767	$(5,507)		$443,769	$468,225	$(24,456)
Comparable NOI percentage change - Tier 1 and Open Air properties			-4.6%				-5.2%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds and other non-recurring income received in the periods presented. This also includes adjustments related to the rents from the outparcels sold to Four Corners.

(2) NOI from the Tier 2 and noncore properties held in each period presented.

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2019	2018	Variance $	Variance %	2019	2018	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$119,024	$122,357	$(3,333)	-2.7%	$464,819	$478,773	$(13,954)	-2.9%
Overage rent	4,799	4,957	(158)	-3.2%	11,531	10,742	789	7.3%
Tenant reimbursements	45,245	46,359	(1,114)	-2.4%	182,487	191,488	(9,001)	-4.7%
Change in estimate of collectibility of rental income	(1,924)	(1,887)	(37)	-2.0%	(6,655)	(5,768)	(887)	-15.4%
Other	5,055	4,482	573	12.8%	12,269	11,460	809	7.1%
Total revenue	172,199	176,268	(4,069)	-2.3%	664,451	686,695	(22,244)	-3.2%

Expenses:
Recoverable expenses - operating	(35,282)	(34,114)	(1,168)	-3.4%	(132,062)	(127,309)	(4,753)	-3.7%
Recoverable expenses - real estate taxes	(21,418)	(21,238)	(180)	-0.8%	(83,713)	(86,624)	2,911	3.4%
Ground rent	(1,239)	(1,149)	(90)	-7.8%	(4,907)	(4,537)	(370)	-8.2%
Total operating expenses	(57,939)	(56,501)	(1,438)	-2.5%	(220,682)	(218,470)	(2,212)	-1.0%

Comp NOI - Excluding Tier 2 and Noncore properties	$114,260	$119,767	$(5,507)	-4.6%	$443,769	$468,225	$(24,456)	-5.2%

Comp NOI - Tier 1 enclosed retail properties	$82,035	$89,118	$(7,083)	-7.9%	$311,923	$339,044	$(27,121)	-8.0%
Comp NOI - Open Air properties	$32,225	$30,649	$1,576	5.1%	$131,846	$129,181	$2,665	2.1%

SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 12/31/2019	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2019	Total Debt as of 12/31/2018	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2018	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Total debt, including WPG share of unconsolidated entities but excluding other indebtedness:
Mortgage debt
Fixed	$1,052,242	$1,052,242	$915,276	$915,276	2020	$79,955	5.7%	$250,000	3.9%	$329,955	4.3%
Variable	65,000	65,000	65,000	65,000	2021	305,380	4.6%	—		305,380	4.6%
Debt issuance costs	(5,097)	(5,097)	(2,771)	(2,771)	2022	129,579	4.4%	557,000	4.2%	686,579	4.2%
Fair value debt adjustments	3,463	3,463	5,764	5,764	2023	62,585	4.6%	340,000	4.1%	402,585	4.1%
Total mortgage debt	1,115,608	1,115,608	983,269	983,269	2024	286,942	4.7%	720,900	6.5%	1,007,842	6.0%
					2025	367,872	3.9%	—		367,872	3.9%
Unsecured debt					2026	12,339	4.3%	—		12,339	4.3%
Credit facility	207,000	207,000	290,000	290,000	2027	193,227	4.3%	—		193,227	4.3%
Term loans	690,000	690,000	690,000	690,000	2028	—	0.0%	—		—	0.0%
Bonds payable	970,900	970,900	1,000,000	1,000,000	2029	295,526	4.4%	—		295,526	4.4%
Debt issuance costs & discounts	(19,547)	(19,547)	(25,792)	(25,792)	2030	—	0.0%	—		—	0.0%
Total unsecured debt	1,848,353	1,848,353	1,954,208	1,954,208	Thereafter	1,912	4.7%	—		1,912	4.7%
Total mortgage and unsecured debt	2,963,961	2,963,961	2,937,477	2,937,477	Fair value,debt issuance cost, and debt discount adjustments	134		(19,547)		(19,413)
Other indebtedness, net of issuance costs (2)	97,601	97,601	—	—	Total debt	$1,735,451	4.4%	$1,848,353	5.0%	$3,583,804	4.8%
Total consolidated debt	$3,061,562	$3,061,562	$2,937,477	$2,937,477
					(1) Includes extension options
Unconsolidated debt:					Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate
Mortgage loans payable	$1,278,946	$618,075	$1,287,229	$624,964
Debt issuance costs	(4,432)	(2,206)	(4,962)	(2,451)
Fair value debt adjustments	7,793	3,974	10,534	5,372
Total unconsolidated debt	$1,282,307	$619,843	$1,292,801	$627,885	Total consolidated debt excluding other indebtedness:

Total debt:	$4,343,869	$3,681,405	$4,230,278	$3,565,362	2020	$79,955	5.7%	$250,000	3.9%	$329,955	4.3%
(2) The Company has a seller financing receivable of $55 million with Mall Ground Portfolio, LLC that offsets the $97.6 million indebtedness for a total of $42.6 million.					2021	269,120	4.5%	—		269,120	4.5%
	% of Total Debt as of 12/31/19	Our Share of Total Debt as of 12/31/19	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity	2022	129,579	4.4%	557,000	4.2%	686,579	4.2%
					2023	56,120	4.7%	340,000	4.1%	396,120	4.1%
					2024	286,942	4.7%	720,900	6.5%	1,007,842	6.0%
Consolidated debt excluding other indebtedness:					2025	—				—
Fixed	88%	$2,598,174	5.0%	3.9	2026	—				—
Variable	12%	365,787	3.8%	2.8	2027	—				—
Total Consolidated (3)	100%	$2,963,961	4.9%	3.7	2028	—				—
					2029	295,526	4.4%			295,526	4.4%
Unconsolidated debt:					2030	—				—
Fixed	99%	$613,378	4.1%	5.7	Thereafter	—				—
Variable	1%	6,465	4.3%	3.0	Fair value,debt issuance cost, and debt discount adjustments	(1,634)		(19,547)		(21,181)
Total Unconsolidated	100%	$619,843	4.1%	5.7	Total debt	$1,115,608	4.6%	$1,848,353	5.0%	$2,963,961	4.9%

Total debt:					(1) Includes extension options
Fixed	90%	$3,211,552	4.9%	4.2
Variable	10%	372,252	3.8%	2.8
Total debt	100%	$3,583,804	4.8%	4.1

(3) Excluded is other indebtedness of $97,601 with a weigted average interest rate of 8.7% and weighted average years to maturity of approximately 30 years.

SUPPLEMENTAL INFORMATION | 7

EBITDAre AND KEY BALANCE SHEET METRICS
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Calculation of EBITDAre:
Net income	$23,868	$68,836	$2,760	$108,655
Interest expense, net	38,576	36,360	153,382	141,987
Income and other taxes	831	673	1,296	1,532
Depreciation and amortization	62,178	61,696	271,320	257,796
Gain on disposition of interests in properties, net	(4,726)	(1,598)	(8,670)	(3,353)
Impairment loss	6,320	—	35,256	—
Pro-rata share of unconsolidated entities, net	17,360	17,457	72,634	72,501
EBITDAre (1)(2)	144,407	183,424	527,978	579,118
Gain on extinguishment of debt, net	(24,747)	(51,395)	(63,660)	(51,395)
Adjusted EBITDAre	$119,660	$132,029	$464,318	$527,723

	Bond Covenant Requirement (3)	As of December 31, 2019
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 60%	56.9%
Secured indebtedness to Total assets	≤ 40%	21.8%
Consolidated EBITDA / Annual service charge	≥ 1.5x	2.43x
Total unencumbered assets / Total unsecured indebtedness	> 150%	190%

(1) EBITDAre is calculated consistent with the NAREIT definition.

(2) EBITDAre includes the expensing of internal leasing costs of $3,724 and $768 for the quarter ended December 31, 2019 and 2018, respectively and $16,321 and $3,106 for the twelve months ended December 31, 2019 and 2018, respectively.

(3) The covenants detailed are from the August 2017 Bond Offering.

SUPPLEMENTAL INFORMATION | 8

KEY GUIDANCE ASSUMPTIONS
Washington Prime Group Inc.
2020 Guidance

Fiscal Year 2020
Guidance
Earnings Expectations:
FFO per share, as adjusted - diluted (1)	$0.99 to $1.07
FFO per share, as adjusted - diluted - first quarter	$0.20 to $0.24

Underlying Assumptions to 2020 Guidance (1):
Comparable NOI growth for Tier 1 and Open Air (Core) properties- fiscal year 2020 (2) (3)	approximately 0.5% to 1.5%
Corporate overhead and general and administrative expenses (excluded from property NOI)	$70-$74 million
Non-cash adjustments for purchase accounting and straight line rents (3)	$10-$12 million
Fee income and lease termination fees	$13-$16 million
Interest expense	$153-$155 million
Assumed property sales	2 (Matteson Plaza/ Dekalb)
Assumed joint venture transactions	None
Assumed acquisition	None
Assumed lender transitions (guidance excludes any related gain from debt extinguishment)	1 to 3 properties
Gain from sale of outparcels (primarily relates to Four Corners transactions)	$10 to $14 million
Redevelopment spend (3)	$90 to $110 million
Recurring capital expenditures and deferred leasing costs	$65 to $75 million
Distributions per common share and units	$0.125 per diluted share quarterly

(1) Guidance excludes gains from debt extinguishment.
(2) Excludes NOI of approximately $30 to $34 million related to Tier 2 and noncore properties.
(3) Includes pro-rata share of joint venture properties

SUPPLEMENTAL INFORMATION | 9

OPERATING METRICS
Washington Prime Group Inc.
As of December 31, 2019

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy % (1)		Store Sales Per Square Foot for 12 Months Ended (1)		Store Occupancy Cost % (1)		% of Total Comp NOI for 12 Months Ended 12/31/19	NOI Growth for 3 Months Ended 12/31/19	Releasing Spreads Trailing Twelve Months Ended 2019
		12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18

Open Air Properties	49	95.7%	95.5%					27.3%	5.1%	6.1%
Tier 1 Enclosed Retail Properties	42	91.4%	94.0%	$413	$397	11.2%	11.8%	65.6%	-7.9%	-5.8%
Tier 1 and Open Air	91	93.4%	94.7%					92.9%	-4.6%	-3.2%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1								TIER 2 / NONCORE
TIER 2
Arbor Hills		Mesa Mall						Anderson Mall
Arboretum, The		Morgantown Mall						Boynton Beach Mall
Ashland Town Center		Northtown Mall						Chautauqua Mall
Bowie Town Center		Northwoods Mall						Indian Mound Mall
Brunswick Square		Oklahoma City Properties						Lima Mall
Clay Terrace		Orange Park Mall						Maplewood Mall
Cottonwood Mall		Paddock Mall						New Towne Mall
Dayton Mall		Pearlridge Center						Oak Court Mall
Edison Mall		Polaris Fashion Place						Rolling Oaks Mall
Grand Central Mall		Port Charlotte Town Center						Sunland Park Mall
Great Lakes Mall		Scottsdale Quarter
Irving Mall		Southern Hills Mall				NONCORE
Jefferson Valley Mall		Southern Park Mall					Charlottesville Fashion Square
Lincolnwood Town Center		Southgate Mall						Muncie Mall
Lindale Mall		The Outlet Collection | Seattle						Seminole Towne Center
Longview Mall		Town Center at Aurora
Malibu Lumber Yard		Town Center Crossing & Plaza
Mall at Fairfield Commons, The		Waterford Lakes Town Center
Mall at Johnson City, The		Weberstown Mall
Markland Mall		Westminster Mall (2)
Melbourne Square		WestShore Plaza

(1) Metrics include properties owned and managed as of December 31, 2019, and exclude Tier 2 and Noncore properties.
(2) Due to major planned redevelopment, Westminster Mall will be reclassed from Tier 1 in 2020 until stabilized.

SUPPLEMENTAL INFORMATION | 10

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through December 31, 2019

Leasing Results- Comparable Properties
No Exclusions

	2019 Year-to-Date						Change from Prior YTD
	New		Renewal		Total		Total
	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft
Tier 1 Enclosed Retail Properties	185	1,063,909	563	1,768,744	748	2,832,653	9%	-3%
Open Air Properties	61	534,323	112	470,827	173	1,005,150	12%	44%
Total Tier 1 and Open Air	246	1,598,232	675	2,239,571	921	3,837,803	9%	6%

Tier 2 and Noncore Properties	28	92,948	149	507,794	177	600,742	21%	2%

Grand Total	274	1,691,180	824	2,747,365	1,098	4,438,545	11%	6%

Leasing Results
Small Shop Deals for Enclosed Properties; Anchor and Small Shop Deals for Open Air

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Tier 1 Enclosed Retail Properties	515	415,910	924,303	1,340,213	$29.23	$36.11	$33.97	6.8	3.8	4.7	$19,782	$7,259	$47.56	$7.85
Open Air Properties	152	534,323	410,312	944,635	$13.28	$22.89	$17.46	8.2	5.3	6.4	$10,303	$4,421	$19.28	$10.77
Total Tier 1 and Open Air	667	950,233	1,334,615	2,284,848	$20.26	$32.05	$27.14	7.2	4.1	5.1	$30,085	$11,680	$31.66	$8.75

Tier 2 and Noncore Properties	110	52,863	205,614	258,477	$23.69	$24.65	$24.45	5.3	3.2	3.6	$295	$62	$5.58	$0.30

Total	777	1,003,096	1,540,229	2,543,325	$20.44	$31.06	$26.87	7.0	3.9	4.9	$30,380	$11,742	$30.29	$7.62

Note: The table above includes leasing results for enclosed properties for stores of 10,000 SF or less, also anchors and office leases are excluded. For open air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at December 31, 2019.

Average Base Rent PSF
	Base Minimum Rent PSF As of December 31,
	2019		2018
Tier 1 Enclosed Retail Properties	$28.71		$29.48
Open Air Properties	$13.83		$13.81
Total Tier 1 and Open Air Properties	$21.52		$22.04

SUPPLEMENTAL INFORMATION | 11

RELEASING SPREADS
Washington Prime Group Inc.
For the trailing 12 months ended December 31, 2019

	Square Footage of Signings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	287,042	$16.12	$14.43	$1.69	11.7%
Renewal	376,194	$26.17	$25.23	$0.94	3.7%
All Deals	663,236	$21.82	$20.56	$1.26	6.1%

Tier 1 Enclosed Retail Properties:

New	212,449	$36.35	$37.69	$(1.34)	-3.6%
Renewal	888,093	$42.95	$45.83	$(2.88)	-6.3%
All Deals	1,100,542	$41.68	$44.26	$(2.58)	-5.8%

Total Open Air and Tier 1 Properties:

New	499,491	$24.72	$24.32	$0.40	1.6%
Renewal	1,264,287	$37.96	$39.70	$(1.74)	-4.4%
All Deals	1,763,778	$34.21	$35.35	$(1.14)	-3.2%

Note: The Company's Tier 2 and noncore properties are excluded from these metrics.

SUPPLEMENTAL INFORMATION | 12

TOP 10 TENANTS
Washington Prime Group Inc.
As of December 31, 2019

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Piercing Pagoda, Plumb Gold, Rogers Jewelers, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	123	165,947	0.3%	2.6%
L Brands, Inc.	Bath & Body Works, Pink, Victoria's Secret, White Barn Candle	112	583,897	1.0%	2.6%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	79	340,692	0.6%	1.8%
American Eagle Outfitters, Inc.	aerie, American Eagle	45	252,973	0.5%	1.2%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Janie and Jack, Old Navy	33	342,347	0.6%	1.2%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Lane Bryant, Loft	84	412,216	0.7%	1.1%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	69	185,107	0.3%	1.1%
Roark Capital Group	Arby's, Auntie Anne's, Buffalo Wild Wings, Cinnabon, Corner Bakery, Drybar, Fitness Connection, Hardee's, Jamba Juice, Jimmy John's, Massage Envy, McAlister's Deli, Miller's Ale House, Moe's Southwest Grill, Sonic, Waxing the City	90	158,067	0.3%	1.0%
Ulta Salon, Cosmetics & Fragrance, Inc.	Ulta Beauty	24	254,205	0.5%	1.0%
The Finish Line, Inc.	Finish Line, JD Sports	34	199,396	0.4%	1.0%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WPG Owned Stores

JCPenney Company, Inc.	JCPenney	36	4,589,660	8.2%	1.1%	19
Macy's, Inc.	Macy's	26	4,579,870	8.2%	0.3%	5
Dillard's, Inc.	Dillard's	22	2,958,834	5.3%	0.1%	2
Target Corporation	Target, Super Target	10	1,419,100	2.5%	0.0%	1
Sears Holding Corporation (1)	Sears	8	1,286,331	2.3%	0.3%	3
Kohl's Corporation	Kohl's	13	1,186,302	2.1%	0.9%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	17	1,020,114	1.8%	2.1%	15
Belk, Inc.	Belk, Belk for Her, Belk Home Store	11	879,058	1.6%	0.3%	7
Best Buy Co. Inc.	Best Buy	16	708,102	1.3%	1.5%	15
Wal-Mart Stores, Inc.	Wal-Mart	4	618,061	1.1%	0.0%	0

(1) Of the 8 stores that remained open at December 31, 2019, one is owned by Seritage Properties.
Note: Schedule above includes properties owned and managed at December 31, 2019.

SUPPLEMENTAL INFORMATION | 13

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of December 31, 2019

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	131	284,166	317,339	601,505	$1.27	$27.76	1.5%
2020	557	594,238	1,636,753	2,230,991	$5.60	$27.73	8.1%
2021	683	1,148,470	2,126,406	3,274,876	$5.46	$27.24	10.9%
2022	580	898,117	1,797,917	2,696,034	$7.21	$28.40	9.9%
2023	455	1,235,469	1,476,136	2,711,605	$8.99	$30.28	9.5%
2024	339	739,997	1,137,201	1,877,198	$6.45	$30.01	6.8%
2025	235	1,523,047	1,061,694	2,584,741	$8.13	$27.20	7.2%
2026	195	197,974	1,088,254	1,286,228	$7.91	$28.86	5.4%
2027	173	429,380	795,056	1,224,436	$7.98	$29.62	4.3%
2028	134	251,005	585,491	836,496	$14.03	$28.02	3.5%
2029	104	595,520	457,070	1,052,590	$6.64	$31.33	3.2%
2030 and Thereafter	58	593,193	369,232	962,425	$11.92	$22.25	2.5%
Specialty Leasing Agreements w/ terms in excess of 11 months	771	—	1,828,052	1,828,052	$—	$12.22	3.9%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	24	—	72,438	72,438	$—	$19.15	0.3%
2020	121	413,096	363,822	776,918	$8.08	$20.73	2.0%
2021	164	1,166,459	461,576	1,628,035	$9.03	$19.31	3.5%
2022	160	853,217	487,184	1,340,401	$10.64	$18.88	3.2%
2023	155	1,080,476	482,208	1,562,684	$10.63	$19.86	3.8%
2024	113	779,655	333,779	1,113,434	$9.64	$21.41	2.6%
2025	78	652,975	175,017	827,992	$12.02	$24.38	2.2%
2026	58	291,053	188,959	480,012	$13.02	$24.51	1.5%
2027	61	380,018	192,555	572,573	$10.52	$22.43	1.5%
2028	29	167,771	95,888	263,659	$15.42	$19.85	0.8%
2029	45	119,030	210,109	329,139	$15.31	$22.01	1.2%
2030 and Thereafter	10	191,507	39,163	230,670	$10.55	$15.51	0.7%
Specialty Leasing Agreements w/ terms in excess of 11 months	8	—	28,283	28,283	$—	$6.81	0.0%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA. Schedule includes leases for properties owned and managed at December 31, 2019.

SUPPLEMENTAL INFORMATION | 14

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Consolidated Three Months Ended December 31, 2019	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended December 31, 2019	Consolidated Three Months Ended December 31, 2018	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended December 31, 2018

New Developments	$—	$—	$—	$333	$—	$333
Redevelopments, Renovations, and Expansions	$31,625	$5,526	$37,151	$15,555	$3,223	$18,778
Internal Leasing Costs	$1,292	$446	$1,738	$4,674	$300	$4,974

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$6,330	$1,530	$7,860	$7,328	$1,412	$8,740
Operational capital expenditures	12,715	1,392	14,107	14,173	729	14,902
Total Property Capital Expenditures	$19,045	$2,922	$21,967	$21,501	$2,141	$23,642

	Consolidated Twelve Months Ended December 31, 2019	Unconsolidated Joint Venture Proportionate Share	Total Twelve Months Ended December 31, 2019	Consolidated Twelve Months Ended December 31, 2018	Unconsolidated Joint Venture Proportionate Share	Total Twelve Months Ended December 31, 2018

New Developments	$—	$—	$—	$1,435	$—	$1,435
Redevelopments, Renovations, and Expansions (1)	$87,058	$15,507	$102,565	$95,440	$20,089	$115,529
Internal Leasing Costs	$2,516	$1,395	$3,911	$17,658	$1,211	$18,869

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$26,089	$5,354	$31,443	$23,464	$5,867	$29,331
Operational capital expenditures	33,500	3,178	36,678	37,052	2,050	39,102
Total Property Capital Expenditures	$59,589	$8,532	$68,121	$60,516	$7,917	$68,433

(1) The twelve months ended 2018 includes the acquisition, through a sale-leaseback, of four Sears department stores.

SUPPLEMENTAL INFORMATION | 15

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of December 31, 2019
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Fairfield Town Center	Houston	TX	Final phase of development to add 130,000 SF to add a theater, value fashion apparel as well as big box and small shop stores.	100%	$26,000 - $30,000		7% - 8%	$4,516		2020

Grand Central Mall	Parkersburg	WV	Replaced Elder-Beerman with H&M, replaced Toys R Us with Big Lots, replaced hhgregg with Ulta and Five Below, planned replacement of former Sears with Home Goods, PetSmart, Ross Dress for Less, and TJ Maxx	100%	$31,000 - $33,000		6% - 8%	$14,333		2019/ 2020

Mesa Mall	Grand Junction	CO	Dillard's will build new store to replace former Sears. Costs reflect demolition of building and parking lot and delivery of new pad and utilities as well as landscaped and upgraded parking field to Dillard's.	100%	$6,000 - $7,000		n/a (5)	$3,393		2020

Mall at Johnson City	Johnson City	TN	Replace former Sears with retail development anchored by Home Goods. Replace former Sears auto center with multi-tenant building for new restaurants.	51%	$7,000 - $8,000	(4)	5% - 6%	$8	(4)	2020

Morgantown Mall	Morgantown	WV	Replace former Belk store with a new value retailer and a new entertainment tenant	100%	$8,000 - $9,000		7% - 9%	$73		2020

Outlet Collection | Seattle	Seattle	WA	Replace former Sam's Club with FieldhouseUSA, a community based multi-purpose indoor sports facility specializing in leagues, events and tournaments.	100%	$11,000 - $13,000		9% - 10%	$2,410		2020

Polaris Fashion Place	Columbus	OH	Replace former Sears with FieldhouseUSA and mixed use component including hospitality	51%	$12,000 - $14,000	(4)	4% - 5%	$252	(4)	2020/ 2021

Southern Park Mall	Youngstown	OH	Replace former Sears with new entertainment, dining, retail, and community green space	100%	$19,000 - $21,000	(6)	8% - 9%	$3,607		2020

Town Center at Aurora	Aurora	CO	Replace former Sears with FieldhouseUSA and mixed use component including hospitality	100%	$21,000 - $23,000		5% - 6%	$87		2020/ 2021

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment other than near-term renewals, although each project does benefit other aspects of the property. The incremental yield does not consider prior rent paid by bankrupt tenants and does include the impact of co-tenancy cures as applicable.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) Dillard's will construct and own the building and provide a 10-year operating covenant.
(6) Does not include unallocated portions of the planned interior renovation. Estimated Costs are shown net of the approved public incentives package.

SUPPLEMENTAL INFORMATION | 16

DEPARTMENT STORE REPOSITIONING STATUS
Washington Prime Group Inc.
Plans as of December 31, 2019

Count	Property	City	Former Department Store	Owner	Closing Date	Planned Replacement	Status
Department Stores formerly occupied by Sears / BonTon / Belk - December 31, 2019
Department Stores Addressed
1	Grand Central Mall	Parkersburg, WV	Sears	Lease	Dec-18	Home Goods, PetSmart, Ross Dress for Less, and TJ Maxx	Leases executed, Under construction
2	Lincolnwood Town Center	Lincolnwood, IL	Carsons Pirie Scott	Lease	Aug-18	RoomPlace	RoomPlace opened August 2019
3	Longview Mall	Longview, TX	Sears	Lease	Jan-19	Big Box retail	Proactive termination, Letters of Intent (LOI) finalized
4	Mall at Fairfield Commons	Dayton, OH	Sears	Lease	Dec-18	Morris Home Furniture / Round1	Morris Home under construction/ Round1 opened Q419
5	Mall at Johnson City	Johnson City, TN	Sears	Lease	2020	Home Goods/ Other/ Dining	Home Goods lease executed
6	Markland Mall	Kokomo, IN	Carsons Pirie Scott	Lease	Aug-18	Retail concept	Lease out for signature
7	Mesa Mall	Grand Junction, CO	Sears	Lease	Nov-18	Dillard's	LOI executed
8	Mesa Mall	Grand Junction, CO	Herberger's	Lease	Aug-18	National sporting goods retailer	LOI received
9	Morgantown Mall	Morgantown, WV	Belk	Lease	Mar-18	Retail concepts	Leases out for signature
10	Morgantown Mall	Morgantown, WV	Elder-Beerman	Lease	Aug-18	Dunham's Sports	Lease executed
11	Morgantown Mall	Morgantown, WV	Sears	Lease	Jan-19	Outdoor greenspace	Plans finalized
12	Polaris Fashion Place	Columbus, OH	Sears	Lease	Mar-19	FieldhouseUSA / Mixed Use	Proactive termination, Lease executed
13	Port Charlotte Town Center	Port Charlotte, FL	Sears	Lease	Mar-19	Entertainment	Lease out for signature
14	Southern Hills Mall	Sioux City, IA	Sears	Lease	Mar-19	Retail concepts	Proactive termination, LOI received
15	Southern Park Mall	Youngstown, OH	Sears	Lease	Jul-18	Entertainment / Outdoor greenspace	Proactive termination, Under construction
16	Southgate Mall	Missoula, MT	Herberger's	Lease	Aug-18	Dillard's	Dillard's opened June 2019
17	Town Center at Aurora	Aurora, CO	Sears	Lease	Dec-19	FieldhouseUSA / Mixed use	Proactive termination, Lease executed
18	WestShore Plaza	Tampa, FL	Sears	Lease	Mar-19	Mixed use	Proactive termination, Obtaining Entitlements

Active Planning / Evaluating Options
19	Cottonwood Mall	Albuquerque, NM	Sears	Sears	Aug-18	Sears owns box	Evaluating Options
20	Dayton Mall	Dayton, OH	Elder-Beerman	Formerly owned by Third Party	Aug-18	Purchased from third party in Q419	Active Planning
21	Lindale Mall	Cedar Rapids, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
22	Mall at Fairfield Commons	Dayton, OH	Elder-Beerman	Lease	Aug-18	Retail concepts	Active Planning
23	Northtown Mall	Blaine, MN	Herberger's	Lease	Aug-18	Theater/ Other	Active Planning
24	Southern Hills Mall	Sioux City, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
25	Southgate Mall	Missoula, MT	Herberger's Men	Lease	Aug-18	Dining	Active Planning

Stores Occupied by Sears as of December 31, 2019
26	Northwoods Mall	Peoria, IL	Sears	Sears		Sears owns box	Active Planning
27	Orange Park Mall	Orange Park, FL	Sears	Sears		Sears owns box	Evaluating Options
28	Pearlridge Center	Aiea, HI	Sears	Lease		Entertainment / Dining	Evaluating Options
29	Weberstown Mall	Stocktown, CA	Sears	Ground lease		Mixed use	Active Planning
30	Whitehall Mall	Whitehall, PA	Sears	Lease		Big box and small shop retail	Active Planning

Note that the Company plans to spend up to $300M over the next three to four years to redevelop these 30 department store locations. This report is for the Company's Tier 1 and Open Air properties and excludes those owned by third parties such as Seritage properties.

SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2019

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,742	315,553	355,189	12/01/22	4.61%	Fixed	$17,307	$17,307
Arbor Hills	MI	Ann Arbor	51%	86,939	86,939	0	01/01/26	4.27%	Fixed	$24,195	$12,339
Arboretum, The	TX	Austin	51%	195,338	195,338	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	434,525	331,135	103,390	07/06/21	4.90%	Fixed	$35,954	$35,954
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	571,243	269,945	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	869,936	428,582	441,354
Brunswick Square	NJ	East Brunswick (New York)	100%	764,564	293,268	471,296	03/01/24	4.80%	Fixed	$69,737	$69,737
Charlottesville Fashion Square (4)	VA	Charlottesville	100%	578,206	354,502	223,704	04/01/24	4.54%	Fixed	$45,146	$45,146
Chautauqua Mall	NY	Lakewood	100%	435,415	427,885	7,530
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	577,614	558,738	18,876
Cottonwood Mall	NM	Albuquerque	100%	1,048,428	568,199	480,229	04/06/24	4.82%	Fixed	$95,283	$95,283
Dayton Mall	OH	Dayton	100%	1,447,659	775,878	671,781	09/01/22	4.57%	Fixed	$79,092	$79,092
Edison Mall (5)	FL	Fort Myers	100%	1,049,982	567,689	482,293
Grand Central Mall	WV	Parkersburg	100%	646,741	640,233	6,508	07/06/20	6.05%	Fixed	$38,748	$38,748
Great Lakes Mall (5)	OH	Mentor (Cleveland)	100%	1,245,010	653,323	591,687
Indian Mound Mall	OH	Newark	100%	556,779	384,118	172,661
Irving Mall (5)	TX	Irving (Dallas)	100%	1,051,952	488,407	563,545
Jefferson Valley Mall (5)	NY	Yorktown Heights (New York)	100%	583,037	417,345	165,692
Lima Mall	OH	Lima	100%	745,042	545,220	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,997	422,996	1	04/01/21	4.26%	Fixed	$47,524	$47,524
Lindale Mall	IA	Cedar Rapids	100%	713,708	477,016	236,692
Longview Mall	TX	Longview	100%	646,518	347,721	298,797
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,037,943	857,162	180,781
Mall at Johnson City, The	TN	Johnson City	51%	567,892	567,892	0	05/06/25	6.76%	Fixed	$48,097	$24,529
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	903,985	323,229	580,756
Markland Mall	IN	Kokomo	100%	390,022	367,777	22,245
Melbourne Square	FL	Melbourne	100%	716,993	420,383	296,610
Mesa Mall	CO	Grand Junction	100%	803,762	431,741	372,021
Morgantown Mall	WV	Morgantown	100%	555,350	555,350	0
Muncie Mall (4)	IN	Muncie	100%	637,795	387,995	249,800	04/01/21	4.19%	Fixed	$33,132	$33,132
New Towne Mall	OH	New Philadelphia	100%	505,029	505,029	0
Northtown Mall	MN	Blaine	100%	644,535	644,535	0
Northwoods Mall	IL	Peoria	100%	669,759	360,767	308,992
Oak Court Mall	TN	Memphis	100%	847,427	361,610	485,817	04/01/21	4.76%	Fixed	$36,260	$36,260
Oklahoma City Properties	OK	Oklahoma City	51%	316,873	314,627	2,246	06/01/27	3.90%	Fixed	$52,779	$26,917
							01/01/23	4.26%	Variable	$12,676	$6,465
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	952,346	555,166	397,180
Outlet Collection | Seattle, The	WA	Seattle	100%	924,304	924,304	0
Paddock Mall	FL	Ocala	100%	555,310	324,753	230,557
Pearlridge Center	HI	Aiea	51%	1,302,419	1,249,142	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$42,722	$21,788
Polaris Fashion Place	OH	Columbus	51%	1,372,972	735,457	637,515	03/01/25	3.90%	Fixed	$225,000	$114,750
							03/01/25	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (3)	FL	Port Charlotte	100%	777,532	493,323	284,209	11/01/20	5.30%	Fixed	$41,207	$41,207
Rolling Oaks Mall	TX	San Antonio	100%	883,096	286,788	596,308

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2019

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	736,931	736,931	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Seminole Towne Center (4)	FL	Sanford (Orlando)	0%	1,109,751	596,460	513,291	05/06/21	5.97%	Fixed	$52,514	$—
Southern Hills Mall	IA	Sioux City	100%	774,024	669,435	104,589
Southern Park Mall	OH	Youngstown	100%	1,168,834	981,270	187,564
Southgate Mall	MT	Missoula	100%	578,283	435,750	142,533	09/27/23	4.48%	Fixed	$35,000	$35,000
Sunland Park Mall	TX	El Paso	100%	918,475	332,638	585,837
Town Center at Aurora	CO	Aurora (Denver)	100%	1,081,541	495,043	586,498	04/01/21	4.92%	Fixed	$51,250	$51,250
Town Center Crossing & Plaza	KS	Leawood	51%	670,622	534,061	136,561	02/01/27	4.25%	Fixed	$32,818	$16,737
							02/01/27	5.00%	Fixed	$66,381	$33,854
Waterford Lakes Town Center	FL	Orlando	100%	967,212	692,712	274,500	05/06/29	4.86%	Fixed	$178,526	$178,526
Weberstown Mall	CA	Stockton	100%	846,915	263,245	583,670	06/08/21	4.06%	Variable	$65,000	$65,000
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,216,695	444,003	772,692	04/01/24	4.65%	Fixed	$76,776	$76,776
WestShore Plaza	FL	Tampa	100%	1,093,693	865,231	228,462
Enclosed Retail Properties Total				41,944,457	27,337,601	14,606,856				$2,023,024	$1,468,470

Open Air Properties
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	675,988	385,543	290,445
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	199,815	43,053	156,762	11/06/23	5.47%	Fixed	$5,120	$5,120
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	279,581	128,972	150,609
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	240,720	226,907	13,813	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,455	203,994	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,613	109,094	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,915	44,095	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	239,483	239,483	0
Fairfield Town Center	TX	Houston	100%	364,469	185,469	179,000
Forest Plaza	IL	Rockford	100%	433,816	413,519	20,297	10/01/29	3.67%	Fixed	$30,250	$30,250
Gaitway Plaza (3)	FL	Ocala	96%	197,435	196,635	800
Gateway Centers	TX	Austin	51%	513,571	404,568	109,003	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	152,123	146,091	6,032
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,368	53,612	53,756
Keystone Shoppes	IN	Indianapolis	100%	36,457	36,457	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	364,548	309,139	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,198	355,761	30,437	10/01/29	3.67%	Fixed	$49,710	$49,710
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	139,802	139,802	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$21,680	$21,680
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	273,836	182,436	91,400
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/01/29	3.67%	Fixed	$10,550	$10,550

SUPPLEMENTAL INFORMATION | 19

PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2019

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
North Ridge Shopping Center	NC	Raleigh	100%	171,492	166,092	5,400	12/01/22	3.41%	Fixed	$11,500	$11,500
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	389,618	389,618	0	08/01/21	5.49%	Fixed	$33,377	$17,022
Plaza at Buckland Hills, The	CT	Manchester	100%	309,415	254,401	55,014
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	229,929	226,179	3,750
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	306,440	73,158	233,282
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	178,714	175,330	3,384
Shops at Arbor Walk, The	TX	Austin	51%	309,009	280,260	28,749	08/01/21	5.49%	Fixed	$37,722	$19,238
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,169	365,169	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	388,325	329,483	58,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	557,538	216,194	341,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	512,348	290,009	222,339
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Outlots	KS	Topeka	100%	3,564	0	3,564
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	379,220	234,602	144,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	385,414	263,231	122,183	10/01/29	3.67%	Fixed	$26,490	$26,490
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874
Wolf Ranch	TX	Georgetown (Austin)	100%	632,102	419,916	212,186
Open Air Properties Total				14,142,445	9,863,892	4,278,553				$354,899	$264,935

Total				56,086,902	37,201,493	18,885,409				$2,377,923	$1,733,405	(6)

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives approximately 96%-100% of the economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

(4) Noncore property.
(5) Land is subject to a ground lease with Perennial. The carrying value of the financial liability at 12/31/19 is $97.6 million and interest is being recognized at an effective rate of 8.7%. The ground lease is subject to a repurchase option in 2049.

(6) Our share of the joint venture debt excludes the $1.9 million indirect 12.5% ownership interest in another real estate project.

SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 22 and 23 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

SUPPLEMENTAL INFORMATION | 21

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	Three Months Ended December 31, 2019	Twelve Months Ended December 31, 2019
	WPG's Share of Unconsolidated Entities	WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$20,716	$83,093
Overage rent	1,165	2,730
Tenant reimbursements	7,831	31,891
Changes in estimate of collectibility of rental income	(230)	(1,098)
Other income	777	2,268
Total revenues	30,259	118,884

Expenses:
Property operating	(6,809)	(24,954)
Real estate taxes	(3,396)	(14,076)
Advertising and promotion	(467)	(1,609)
Total recoverable expenses	(10,672)	(40,639)
Depreciation and amortization	(11,459)	(48,239)
General and administrative	(162)	(162)
Ground rent	(1,562)	(6,291)
Total operating expenses	(23,855)	(95,331)

Interest expense, net	(5,856)	(24,194)
Loss from the sale of property	—	(657)
Income and other taxes	(45)	(201)
Income (loss) from unconsolidated entities, net	$503	$(1,499)

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 22

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

December 31, 2019 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,166,808
Construction in progress	18,121
1,184,929
Less: accumulated depreciation	218,399
966,530

Cash and cash equivalents	18,735
Tenant receivables and accrued revenue, net (see below)	15,701
Deferred costs and other assets (see below)	151,804
Total assets	$1,152,770

Liabilities and members' equity:
Mortgage notes payable	$619,843
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	148,595
Total liabilities	768,438
Members' equity	384,332
Total liabilities and members' equity	$1,152,770

Supplemental Balance Sheet Detail:

Tenant receivables and accrued revenue, net:
Straight-line receivable	$10,863
Tenant receivable	6,460
Unbilled receivables and other	525
Allowance for doubtful accounts, net	(2,147)
Total	$15,701

Deferred costs and other assets:
Deferred leasing, net	$12,956
In place lease intangibles, net	19,732
Acquired above market lease intangibles, net	20,791
Right of use asset	88,225
Mortgage and other escrow deposits	7,502
Prepaids, notes receivable and other assets, net	2,598
Total	$151,804

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$31,945
Below market leases, net	23,336
Lease liability	88,226
Other	5,088
Total	$148,595

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 23

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDAre
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and adjustments related to pro-rata share of unconsolidated entities. The calculation is consistent with the definition published by The National Association of Real Estate Investment Trusts ("NAREIT") in a white paper issued in September 2017.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. NAREIT defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income, sales from outparcels, material insurance proceeds, and other noncash items such as straight-line rent and fair value adjustments.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing twelve month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

SUPPLEMENTAL INFORMATION | 24